EXHIBIT 13.1
PRINCIPAL EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
I, Jeffrey Puritt, President and Chief Executive Officer of TELUS International (Cda) Inc., certify, pursuant to
18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)the Annual Report on Form 20-F of TELUS International (Cda) Inc. for the period ended December 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TELUS International (Cda) Inc.
Date: February 9, 2024

/s/ Jeffrey Puritt
Name:	Jeffrey Puritt
Title:	President and Chief Executive Officer